UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): August 12, 2002

SANMINA-SCI CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number: 000-21272

Delaware (State of Incorporation)	77-0228183 (Federal Tax Identification Number)

2700 NORTH FIRST STREET
SAN JOSE, CALIFORNIA 95134

(Address of principal executive offices)

(408) 964-3500
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.
EXHIBIT INDEX
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events and Regulation FD Disclosure.

     On August 12, 2002, Jure Sola, Chief Executive Officer (Principal Executive Officer), and Rick R. Ackel, Chief Financial Officer (Principal Financial Officer), of Sanmina-SCI Corp., submitted sworn Statements to the United States Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, and U.S. Securities and Exchange Commission Order No. 4-460 issued on June 27, 2002.

     Copies of the Statements by Mr. Sola and Mr. Ackel are filed herewith as Exhibits 99.2 and 99.3, respectively:

Exhibit No.	Description

99.2	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.3	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized

SANMINA-SCI CORPORATION

By:	/s/ RICK R. ACKEL

Rick R. Ackel, Executive Vice President and Chief Financial Officer

Date: August 12, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.2	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.3	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.